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ACUSON CORPORATION                                              EXHIBIT 10.2
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When Recorded Mail to:
Acuson Corporation
1220 Charleston Road
P.O. Box 7393
Mountain View, California 94039-7393
Attn:  Charles H. Dearborn, Esq.


                                 DEED OF TRUST
                                 -------------


          THE PARTIES TO THIS DEED OF TRUST, made as of the 24th day of April, 1998 are EDWARD P. CORNELL and CAROL S. CORNELL, husband and wife (collectively, "Trustor"), COMMONWEALTH LAND TITLE COMPANY ("Trustee"), and ACUSON CORPORATION, a Delaware corporation ("Beneficiary").


                                   RECITALS
                                   --------


Trustor and Beneficiary hereby acknowledge and agree as follows:

          1. Edward P. Cornell ("Employee") is employed by Beneficiary as of the date of this Deed of Trust.

          2. In consideration of Employee's services, Beneficiary has agreed to lend to Trustor an aggregate of Four Hundred Thousand Dollars ($400,000) principal amount as partial financing of a primary residence.

          3. The loan by Beneficiary is evidenced by that certain promissory note referred to below. Such note bears interest at a rate substantially below the currently prevailing rate of interest on loans of like principal amounts secured by a second deed of trust on residential real property.

          4. Beneficiary is willing to make the loan to Trustor as a benefit of employment and is willing to charge a rate of interest below the market rate as a form of compensation for services rendered by Employee while an employee of Beneficiary.

                                 GRANT IN TRUST
                                 --------------

          Trustor irrevocably grants and assigns to Trustee, in trust, with power of sale and right of entry and possession, all of that certain real property located in the County of Santa Clara, State of California and more particularly described in Exhibit A attached hereto and incorporated herein by this reference, together with all easements and other rights now or hereafter made appurtenant thereto, all improvements now or hereafter located thereon, and all fixtures, additions, and accretions thereto. Said real property, appurtenances, improvements, fixtures, additions, and accretions are hereinafter called the "Subject Property." Trustor makes the foregoing grant to

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Trustee to hold the Subject Property in trust for the benefit of Beneficiary, and for the purpose and upon the terms and conditions hereinafter set forth.

     A.    OBLIGATIONS SECURED.

           Trustor makes the foregoing grant and assignment for the purpose of securing:

          1. Payment to Beneficiary of all indebtedness evidenced by and arising under the promissory note of even date herewith payable to Beneficiary, in the principal amount of FOUR HUNDRED THOUSAND DOLLARS ($400,000), together with interest thereon as specified therein (the "Promissory Note") and any modifications, extension or renewals thereof;

          2. Payment of such further sums and performance of such further obligations or both, as the case may be, as the then record owner of the Subject Property may undertake to pay or perform or both pay and perform, as the case may be (whether as principal, surety, or guarantor), for the benefit of Beneficiary, its successor or assigns, when said borrowing or obligation or both, as the case may be, are evidenced by a writing or writings reciting that it or they are so secured; and

          3. Performance of each agreement of Trustor herein contained or incorporated herein by reference and payment of each fee, cost and expense by Trustor as herein set forth.

           TO PROTECT THE SECURITY OF THIS DEED OF TRUST, THE PARTIES AGREE AS
FOLLOWS:

          1.  Title.  Trustor warrants that, except as otherwise disclosed to
              -----
Beneficiary in writing, Trustor lawfully holds and possesses the Subject Property in fee simple, without limitation on the right to encumber. Trustor further warrants that the Subject, subject to paragraph C.11 below, may become subject to a deed of trust recorded immediately prior to this Deed of Trust in the official records of Santa Clara County, California, for the benefit of such lender as Beneficiary may approve, to secure indebtedness in the principal sum of up to $500,000 (the "Prior Deed of Trust"), which will rank prior in right to this deed of trust.

          2.  Taxes. Assessments and Fees. Trustor shall pay, at least ten (10)
              ---------------------------
days prior to delinquency, all taxes, assessments, levies and charges affecting the Subject Property and all costs, fees and expenses arising out of or levied or imposed as a consequence of this Deed of Trust, whether imposed upon Trustor, Trustee or Beneficiary, but not including taxes payable by Beneficiary that are measured by and imposed upon Beneficiary's net income.

          3.  Insurance.  Trustor shall insure the Subject Property against loss
              ---------
or damage by fire and such other risks as Beneficiary shall from time to time reasonably require. Trustor shall carry public liability insurance, flood insurance required under any applicable law, and other insurance as Beneficiary may reasonably require. Trustor shall maintain all required insurance in companies, amounts, coverages, and forms reasonably satisfactory to Beneficiary. All such policies or certificates of insurance shall name Beneficiary as a loss payee subordinate in right only to the beneficiary under the Prior Deed of Trust, and they shall also provide that they cannot be terminated as to Beneficiary except upon thirty (30) days prior written notice to Beneficiary. Trustor shall deliver certificates evidencing such insurance to Beneficiary upon request.

          4.  Liens and Encumbrances.  Trustor shall pay, at or prior to the
              ----------------------
maturity date thereof, all obligations secured by or reducible to liens and encumbrances which shall now or

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hereafter encumber or appear to encumber the Subject Property or any part thereof or interest therein, whether senior or subordinate to the lien of this Deed of Trust, including, without limitation, all claims for work or labor performed, or materials or supplies furnished in connection with any work of demolition, alteration, or improvement of, or construction upon, the Subject Property.

          5.  Disposition of Insurance and Condemnation Proceeds Trustor assigns
              --------------------------------------------------
to Beneficiary (i) all awards for damages suffered or compensation paid by reason of a taking for public use of, or an action in eminent domain affecting all or any part of, the Subject Property or any interest therein, and (ii) all proceeds of any insurance policies paid by reason of loss sustained to the Subject Property or any part thereof, subject, however, to the prior right of the beneficiary under the Prior Deed of Trust to receive such proceeds and make application thereof. Beneficiary shall release to Trustor such insurance proceeds received as a result of damage or destruction of the Subject Property as required to pay for the repair and restoration of such damage or destruction. Beneficiary may apply any sum in excess of the amount required to repair or restore said damage or destruction and any other such sum to any indebtedness or obligation secured hereby and in such order as Beneficiary may, at its sole option, determine. Subject to the prior rights of the beneficiary under the Prior Deed of Trust, Beneficiary shall be entitled to settle and adjust all claims under insurance policies provided hereunder. However, Beneficiary may, at the absolute discretion of Beneficiary and regardless of any impairment of security or lack of impairment of security, release to Trustor all or any part of the entire amount so collected upon any conditions Beneficiary chooses. Application of all or any portion of said funds, or the release thereof, shall not be deemed to constitute an admission that any repair or replacement resulting from the application or release of said funds satisfies Trustor's obligations under Paragraph A.6 and shall not cure or waive any default or notice of default hereunder or invalidate any acts done pursuant to such notice.

          6.  Maintenance and Preservation of the Property Trustor covenants:
              --------------------------------------------
(i) to keep the Subject Property in good condition and repair; (ii) not to remove or demolish the Subject Property or any part thereof; (iii) to complete or restore promptly and in good and workmanlike manner the Subject Property or any part thereof which may be damaged or destroyed; (iv) to comply with all laws, ordinances, regulations, and standards which affect the Subject Property or require alteration or improvement thereto or demolition thereof; (v) not to commit or permit waste thereof; (vi) not to commit, suffer or permit any act upon the Subject Property in violation of any law, ordinance, regulation or standard; (vii) to do all other acts which from the character or use of the Subject Property may be reasonably necessary to maintain and preserve its value;
(viii) except for the Prior Deed of Trust or any New Loan, as defined in C.11 below, not to create any deed of trust or encumbrance upon the Subject Property subsequent to the date of this Deed of Trust, without specifically providing therein that the same is subject to this Deed of Trust for the full amount secured hereby, including (without limitation) extensions, renewals, and future advances, together with interest thereon, and subject to all of the terms and provisions hereof; and (ix) to execute and, where appropriate, acknowledge and deliver such further instruments as Beneficiary or Trustee deems necessary or appropriate to preserve, continue, perfect, and enjoy the security provided for herein.

          7.  Defense and Notice of Actions.  Trustor shall, without liability,
              -----------------------------
cost, or expense to Beneficiary or Trustee, protect, preserve, and defend title to the Subject Property, the security hereof, and the rights and powers of Beneficiary or Trustee hereunder. Trustor shall give Beneficiary and Trustee prompt notice in writing of the filing of any such action or proceeding.

          8.  Right of Inspection.  Beneficiary and its agents or employees may
              -------------------
enter the Subject Property at any reasonable time for the purpose of inspecting the Subject Property and

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ascertaining Trustor's compliance with the terms hereof.

          9.  Acceptance of Trust. Notice of Indemnification. Trustee accepts
              ----------------------------------------------
this trust when this Deed of Trust, duly executed and acknowledged, becomes a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Trustor, Beneficiary, or Trustee shall be a party unless Trustee brings such action. Trustee shall not be obligated to perform any act required of it hereunder unless the performance of such act is requested in writing and Trustee is reasonably indemnified against loss, liability, and expense.

          10.  Powers of Trustee.  From time to time upon written request of
               -----------------
Beneficiary and presentation of this Deed of Trust for endorsement, and without affecting the personal liability of any person for payment of any indebtedness or performance of the obligation secured hereby, Trustee may, without liability therefor and without notice: reconvey all or any part of the Subject Property; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof. Trustee or Beneficiary may from time to time apply to any court of competent jurisdiction for aid and direction in the execution of the trust hereunder and the enforcement of the rights and remedies available hereunder, and Trustee or Beneficiary may obtain orders or decrees directing or confirming or approving acts in the execution of said trusts and the enforcement of said remedies. Trustee has no obligation to notify any party of any pending sale or any action or proceeding unless held or commenced and maintained by Trustee under this Deed of Trust. Trustor shall pay to Trustee reasonable compensation and reimbursement for services and expenses in the administration of the trust created hereunder, including reasonable attorneys' fees. Trustor shall indemnify Trustee and Beneficiary against all losses, claims, demands, and liabilities, including reasonable attorneys' fees, which either may incur, suffer, or sustain in the execution of the trusts created hereunder or in the performance of any act required or permitted hereunder or by law.

          11.  Substitution of Trustees.  From time to time, by a writing signed
               ------------------------
and acknowledged by Beneficiary and recorded in the Office of the Recorder of the County in which the Subject Property is situated, Beneficiary may appoint another trustee to act in the place and stead of Trustee or any successor. Such writing shall refer to this Deed of Trust and set forth the date, book, and page of its recordation. The recordation of such instrument of substitution shall discharge Trustee herein named and shall appoint the new trustee as the trustee hereunder with the same effect as if originally named Trustee herein. A writing recorded pursuant to the provisions of this paragraph shall be conclusive proof of the proper substitution of such new trustee.

          12.  Acceleration upon Sale or Encumbrance or Termination of
               -------------------------------------------------------
Employment. Upon the sale, hypothecation, encumbrance or other transfer,
----------
whether voluntary,involuntary, or by operation of law, of all or any part of the Subject Property or any rights or interest therein ("Sale"), or upon the Subject Property no longer being used as Trustor's Primary Residence (as defined below), then at its sole option Beneficiary may, by written notice to Trustor, declare all obligations secure d hereby immediately due and payable; provided, however, that if (a) Employee is then employed by Beneficiary, (b)
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Employee immediately upon such Sale or cessation of use either owns or purchases a new Primary Residence within 40 miles of Beneficiary's principal executive offices in Mountain View, California, and (c) in connection with such purchase, Trustor executes and properly records a deed of trust, in substantially the form of this Deed of Trust, securing the Promissory Note, then any such acceleration shall apply only to the extent that one-half of the cost of such new Primary Residence is less than $400,000. Upon termination of employment of Employee by Beneficiary or by any of Beneficiary's subsidiaries (collectively "Employer"), whether by Employee voluntarily or

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by Employer with "Cause" (as defined below), but not including termination by reason of Employee's death, then at its sole option Beneficiary may, by written notice to Trustor, declare all obligations secured hereby due and payable at the earliest of (x) the second anniversary of the date of the termination of employment, (y) the date of Sale of all or any part of the Subject Property, and
(z) the date the Subject Property is no longer used as Trustor's Primary Residence. If the Subject Property was at one time Borrower's Primary Residence, but then is no longer used as Borrower's Primary Residence pending sale or other transfer thereof, then subparagraph (z) above shall not be applicable, but the other subparagraphs above shall be unaffected. Trustor shall notify Beneficiary promptly in writing of any transaction or event which may give rise to a right of acceleration hereunder. As used herein, the following terms shall have the definitions indicated: "Cause" shall mean (i) gross malfeasance by Employee,
(ii) Employee's conviction of a felony involving moral turpitude or (iii) Employee's refusal to perform reasonable duties (consistent with his position as a Vice President of Beneficiary) for Employer for a period of 30 days even though he is mentally and physically able to perform such duties; and "Primary Residence" shall mean use of the Subject Property by Trustor as an established, fixed, permanent, or ordinary dwelling place.

          13.  Reconveyance  Upon Beneficiary's written request, and upon
               ------------
surrender to Trustee for cancellation of this Deed of Trust and any note, instrument, or instruments, setting forth all obligations secured hereby, Trustee shall reconvey, without warranty, the Subject Property or that portion thereof then held hereunder. The recitals of any matters or facts in any reconveyance executed hereunder shall be conclusive proof of the truthfulness thereof. To the extent permitted by law, the reconveyance may describe the grantee as "the person or persons legally entitled thereto." Neither Beneficiary nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance.

     B.    DEFAULT PROVISIONS.

          1.  Rights and Remedies.  At any time after default in the payment or
              -------------------
performance in any material respect of any obligation secured or imposed hereby, by the Promissory Note, or by the Prior Deed of Trust, Beneficiary and Trustee shall have the following rights and remedies:

              (a) With or without notice, to declare all obligations secured hereby immediately due and payable;

              (b) With or without notice, and without releasing Trustor from any obligation hereunder, to cure any default of Trustor and, in connection therewith, to enter upon the Subject Property and to do such acts and things as Beneficiary or Trustee deem necessary or desirable to protect the security hereof including, without limitation, to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee hereunder, to pay, purchase, contest, or compromise any encumbrance, charge, lien, or claim of lien which, in the judgment of either Beneficiary or Trustee, is prior or superior hereto, the judgment of Beneficiary or Trustee being conclusive as between the parties hereto; to pay any premiums or charges with respect to insurance required to be carried hereunder; and to employ counsel, accountants, contractors, and other appropriate persons to assist them;

              (c) To commence and maintain an action or actions in any court of competent jurisdiction to foreclose this instrument as a mortgage or to obtain specific enforcement of the covenants of Trustor hereunder, and Trustor agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any

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suit brought under this subparagraph, Trustor waives the defense of laches and any applicable statute of limitations;

              (d) To execute a written notice of such default and of its election to cause the Subject Property to be sold to satisfy the obligation secured hereby. Trustee shall give and record such notice as the law then requires as a condition precedent to a Trustee's sale. When the minimum period of time required by law after such notice has elapsed, Trustee, without notice to or demand upon Trustor except as otherwise required by law, shall sell the Subject Property at the time and place of sale fixed by it in the notice of sale, either as a whole or in separate parcels and in such order as it or Beneficiary may determine, at public auction to the highest bidder for cash, in lawful money of the United States payable at the time of sale (the obligations hereby secured being the equivalent of cash for purposes of said sale). Trustor shall have no right to direct the order in which the Subject Property is sold. Trustee may postpone sale of all or any portion of the Subject Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at such time fixed by the preceding postponement. Trustee shall deliver to the purchaser at such sale a deed conveying the Subject Property or portion thereof so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters of facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustee, Trustor, or Beneficiary, may purchase at such sale.

          After deducting all costs, fees, and expenses of Trustee, and of this trust, including cost of evidence of title and reasonable attorneys' fees in connection with such sale, Trustee shall apply the proceeds of sale to payment of: all sums so expended under the terms hereof not then repaid, with accrued interest at the rate of ten percent (10%) per annum; the payment of all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

          Subject to the rights of the beneficiary under the Prior Deed of Trust, all sums realized by Beneficiary under this paragraph B.1(d), less all costs and expenses incurred by Beneficiary under this paragraph B.1(d), including reasonable attorneys' fees, and less such sum as Beneficiary reasonably deems appropriate as a reserve to meet future expenses under this paragraph B.1(d), shall be applied on any indebtedness or obligation secured hereby in such order as Beneficiary shall determine. Neither application of said sums to said indebtedness nor any other action taken by Beneficiary or Trustee under this paragraph shall cure or waive any default or notice of default. Beneficiary or Trustee, or any employee or agent of Beneficiary or Trustee, or a receiver appointed by a court, may take any action or proceeding, without regard to (i) the adequacy of the security for the indebtedness or obligations secured hereunder, (ii) the existence of a declaration that the indebtedness secured hereby has been declared immediately due and payable, or
(iii) the filing of a notice of default.

          2.  Payment of Costs, Expenses and Attorneys' Fees.  All costs and
              ----------------------------------------------
expenses incurred by Trustee and Beneficiary pursuant to subparagraphs (a) through (d) inclusive of paragraph B.1 (including, without limitation, court costs and attorneys' fees, whether incurred in litigation or not) shall bear interest at the maximum lawful rate from the date of expenditure until said sums have been paid. Beneficiary shall be entitled to bid, at the sale of the Subject Property held pursuant to subparagraph B.1(d) above, the amount of said costs, expenses and interest in addition to the amount of the other obligations hereby secured as a credit bid, the equivalent of cash.

          3.  Remedies Cumulative.  All rights and remedies of Beneficiary and
              -------------------
Trustee hereunder are cumulative and in addition to all rights and remedies provided by law or in other

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agreements between Trustor and Beneficiary.

          4.  Releases, Extensions, Modifications and Additional Security.
              -----------------------------------------------------------
Without affecting the liability of any person for payment of any indebtedness secured hereby, or the lien or priority of this Deed of Trust upon the Subject Property, Beneficiary may, from time to time, with or without notice, do one or more of the following: release any person's liability for the payment of an indebtedness secured hereby, make any agreement or take any action extending the maturity or otherwise altering the terms or increasing the amount of any indebtedness secured hereby, and accept additional security or release all or a portion of the Subject Property and other security held to secure the indebtedness secured hereby.

     C.   MISCELLANEOUS PROVISIONS.

          1.  Subordination to Prior Deed of Trust.  Subject to paragraph C.11,
              ------------------------------------

               (a) this Deed of Trust and the lien created hereunder shall be and the same are hereby made subject and subordinate to the lien created by, and the terms, covenants, and conditions contained in, the Prior Deed of Trust, as well as to extensions, consolidations, modifications, and supplements thereto, provided that any increase in the indebtedness secured thereby is advanced or incurred under any of the express provisions of the Prior Deed of Trust or any extension, consolidation, modification or supplement thereto; the extensions, consolidations, modifications, and supplements herein referred to shall not be deemed to include any extension, consolidation, modification, or supplement which expands the rights of the holders of the Prior Deed of Trust to make additional advances beyond those described in the Prior Deed of Trust;

               (b) Neither the Trustee nor Beneficiary hereunder, nor their respective successors or assigns nor any other legal holder hereof, shall acquire by subrogation, contract, or otherwise any lien upon another estate, right, or interest in the Subject Property (including but not limited to any which may arise in respect to real estate taxes, assessments, or other governmental charges) which is or may be prior in right to the Prior Deed of Trust or any extension, consolidation, modification, or supplement thereto unless within sixty (60) days following written notice of such intention from the Trustee or Beneficiary or their respective successors or assigns, the then beneficiary under the Prior Deed of Trust shall fail or refuse to purchase or acquire by subrogation or otherwise such prior lien, estate, right, or interest, or shall fail within such period to commence, and thereafter proceed diligently, to purchase or acquire the same;

               (c) This Deed of Trust and the lien hereof shall be expressly subject and subordinate to any and all advances in whatever amounts and whenever made, with interest thereon, and to any expenses, charges, and fees secured thereby, including any and all of such advances, interest, expenses, charges, and fees which may increase the indebtedness secured by the Prior Deed of Trust above the original principal amount thereof, provided the same is advanced or incurred under any of the express provisions of the Prior Deed of Trust or any extension, consolidation, modification, or supplement thereto. The extensions, consolidations, modifications, and supplements herein referred to shall not be deemed to include any extension, consolidation, modification, or supplement which expands the rights of the beneficiary under the Prior Deed of Trust to make additional advances beyond those described in the Prior Deed of Trust;

               (d) The Trustee and Beneficiary hereunder, their successors and assigns or any other legal holder of this Deed of Trust shall agree to assign and release unto the legal beneficiary of the Prior Deed of Trust:

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                  (i) All of their right, title, interest, or claim, if any, in and to the proceeds of all policies of insurance covering the Subject Property to be applied upon the indebtedness secured by or disposed of in accordance with the provisions of the Prior Deed of Trust; and

                  (ii) All of their right, title, and interest or claim, if any, in and to all awards or other compensation made for any taking of any part of the Subject Property to be applied upon the indebtedness secured by or disposed of in accordance with the provisions of the Prior Deed of Trust;

provided however, that in the event that following any such application and disposition of the insurance proceeds or compensation award or other compensation, any balance remains, it shall be made payable to the order of Beneficiary or its successors or assigns for application in the manner prescribed by paragraph B.1 hereof. If, after such application, any balance remains, it shall be made payable to the order of Trustor or its successors or assigns;

               (e) If the beneficiary under the Prior Deed of Trust shall at any time release to the Trustor any such insurance proceeds or condemnation award for the purpose of restoration of the Subject Property, such release shall not be deemed to be an additional advance under the Prior Deed of Trust nor shall it otherwise be deemed to be in violation of any restriction of this Deed of Trust upon the amount permitted to be secured by the Prior Deed of Trust and to which this Deed of Trust is subordinate; and

               (f) So long as the Prior Deed of Trust shall remain upon the Subject Property or any part thereof, the assigns of Trustee, or any other legal holder hereof, shall execute, acknowledge, and deliver, upon demand, at any time or times, any and all further subordination or other instruments in recordable form reasonably sufficient for the foregoing purposes or that the Trustor or the Trustee or Beneficiary, or their respective successors or assigns, or the legal holders of the Prior Deed of Trust, may hereafter reasonably require for carrying out the true purpose and intent of the foregoing covenants.

          2.  Non-Waiver.  By accepting payment of any sum secured hereby after
              ----------
its due date or later performance of any obligation secured hereby, Beneficiary shall not waive its right against any person obligated directly or indirectly hereunder or on any obligation hereby secured, either to require prompt payment when due of all other sums so secured or to declare default for failure to make such prompt payment. No exercise of any right or remedy by Beneficiary or Trustee hereunder shall constitute a waiver of any other right or remedy herein contained or provided by law.

          3.  Execution of Documents.  Trustor agrees, upon demand by
              ----------------------
Beneficiary or Trustee, to execute any and all documents and instruments required to effectuate the provisions hereof.

          4.  Statements of Condition.  From time to time as required,
              -----------------------
Beneficiary shall furnish to Trustor such statements as may be required concerning the condition of the obligations secured hereby. Upon demand by Beneficiary, Trustor covenants and agrees to pay the maximum amount allowed by law for such statements.

          5.  Obligations of Trustor Joint and Several   If more than one person
              ----------------------------------------
has
executed this deed of trust as "Trustor," the obligations of all such persons hereunder shall be joint and several.

          6.  Recourse to Separate Property.  Any married person who executes
              -----------------------------
this Deed of Trust as a Trustor and who also executes a note or other evidence of obligation reciting that its payment or performance is secured by this Deed of Trust agrees that Beneficiary may have recourse against that person's separate property and any community property, whether or not such property is part of the Subject Property, of which that person is a manager for payment of all notes and other obligations of that married person which are secured by this Deed of Trust. This Deed of Trust does not create a lien on any property other than the Subject Property.

          7.  Beneficiary Defined.  The word "Beneficiary" hereunder means the
              -------------------
Beneficiary named herein or any future owner or holder, including pledgee, of any note, notes or instrument secured hereby.

          8.  Severability   If any terms of this Deed of Trust or the
              ------------
application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Deed of Trust, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Deed of Trust shall be valid and enforceable to the fullest extent permitted by law.

          9.  Successors in Interest.  The terms, covenants, and conditions
              ----------------------
herein contained shall be binding upon and inure to the benefit of the heirs, successors, and assigns of the parties hereto.

          10.  Governing Law.  This Deed of Trust shall be governed by the laws
               -------------
of the State of California, both in interpretation and performance.

          11.  Beneficiary Subordination to Prior Deed of Trust and Refinancing
               ----------------------------------------------------------------
Thereof. In the event Trustor desires to enter into the Prior Deed of Trust, or
-------
to pay in full the loan secured by the Prior Deed of Trust and to replace such loan with new financing secured by the Subject Property (a "New Loan"), Trustor shall be entitled to require that Beneficiary subordinate the lien of this Deed of Trust to the lien of the Prior Deed of Trust or then New Loan pursuant to the terms of this paragraph. Beneficiary shall have no obligation to so subordinate the lien of this Deed of Trust unless each and all of the following conditions for Beneficiary's sole benefit are satisfied:

               (a) At least thirty (30) days and no more than sixty (60) days prior to the date that Trustor desires to effectuate such subordination, Trustor requests by written notice to Beneficiary that Beneficiary so subordinate the lien of this Deed of Trust to the lien of the Prior Deed of Trust or the lien of the deed of trust or mortgage securing the New Loan, and submits in writing to Beneficiary a copy of the promissory note, deed of trust or mortgage, and other documentation regarding the Prior Deed of Trust or the New Loan, together with a copy of the form of subordination agreement that the new lender desires Beneficiary to sign, and together with a current appraisal of the Subject Property prepared by the appraiser for the new lender evidencing the then current fair market value thereof.

               (b) The Prior Deed of Trust encumbers only the Subject Property and the New Loan is secured by a deed of trust or mortgage encumbering only the Subject Property.

          (c) Beneficiary shall not be required to execute any instrument which would obligate Beneficiary to pay any loan or any part thereof.

          (d) Trustor shall not be in default under the terms of this Deed of Trust or the Promissory Note at the time any request to subordinate is made.

          (e) There shall be no balloon payment required under the terms of the financing giving rise to the Prior Deed of Trust or the New Loan prior to the last date on which the Promissory Note must be paid in full or is fully forgiven (nothing herein shall be construed to prevent Trustor from obtaining a loan or loans which are voluntarily prepayable before such date).

          (f) The loan secured by the Prior Deed of Trust and the New Loan shall be procured from an institutional lender (i.e. a bank, or federal or California savings and loan association).

          (g) The interest, points, loans fees and charges of the loan secured by the Prior Deed of Trust or the New Loan shall not exceed the norm in the lending community in and for the County of Santa Clara for secured residential loans at such time.

          (h) The principal amount of the indebtedness secured by any such Prior Deed of Trust or the New Loan shall not exceed such amount as Trustor and Beneficiary may agree in writing.

          (i) The proceeds of the loan secured by the Prior Deed of Trust or the New Loan shall be used solely to pay for the construction of Trustor's principal residence on the Subject Property or to pay the construction lender who loaned Trustor the funds to construct Trustor's principal residence on the Subject Property.

          (j) None of the provisions of this Deed of Trust or the Promissory Note are changed.

          The Prior Deed of Trust or any such new deed of trust or mortgage securing the New Loan shall provide that notice of any default under the terms thereof shall be given by the lender to Trustor and Beneficiary and Beneficiary shall have the right, but not the obligation, to cure such default. Trustor shall furnish Beneficiary with a true copy of the Prior Deed of Trust any such new deed of trust or mortgage, the promissory note secured thereby, and all other loan documents evidencing the loan required by the lender to be signed by Trustor.

          Provided the foregoing conditions are met, Beneficiary shall cooperate with Trustor and such new lender in effecting the Prior Deed of Trust or any such new deed of trust or mortgage, and shall sign such subordination documentation as may be required solely to subordinate the lien of this Deed of Trust to the lien of the Prior Deed of Trust or the lien of the deed of trust or mortgage securing the New Loan.

          IN WITNESS WHEREOF, Trustor and Beneficiary have executed this Deed of Trust on the day and year set forth above. (Any Trustor whose address is set forth below hereby requests that a copy of notice of default and notice of sale be mailed to him at that address. Failure to insert an address shall constitute a waiver of the right to receive a copy of a notice of default.)

          TRUSTOR PLEASE NOTE: IN THE EVENT OF YOUR DEFAULT, CALIFORNIA PROCEDURE PERMITS THE TRUSTEE TO SELL THE SUBJECT PROPERTY AT A SALE HELD WITHOUT SUPERVISION BY ANY COURT AFTER EXPIRATION OF A PERIOD PRESCRIBED BY LAW. SEE SUBPARAGRAPH B.1.(d) ABOVE FOR A DESCRIPTION OF THIS PROCEDURE. UNLESS YOU PROVIDE AN ADDRESS FOR THE GIVING OF NOTICE, YOU MAY NOT BE ENTITLED TO NOTICE OF THE COMMENCEMENT OF SALE PROCEEDINGS. BY EXECUTION OF THIS DEED OF TRUST, YOU CONSENT TO SUCH PROCEDURE. IF YOU HAVE ANY QUESTIONS CONCERNING IT, YOU SHOULD CONSULT YOUR LEGAL ADVISOR. BENEFICIARY URGES YOU TO GIVE IT PROMPT NOTICE OF ANY CHANGE IN YOUR ADDRESS SO THAT YOU MAY RECEIVE PROMPTLY ANY NOTICE GIVEN PURSUANT TO THIS DEED OF TRUST.



                                EDWARD P. CORNELL


                                /s/ EDWARD P. CORNELL
                                ------------------------------------


                                CAROL S. CORNELL

                                /s/ CAROL S. CORNELL
                                ------------------------------------


                                ACUSON CORPORATION, Beneficiary

                                By: /s/ Robert J. Gallagher
                                   ---------------------------------
                                   Robert J. Gallagher,
                                   Chief Operating Officer

STATE OF CALIFORNIA         )
                            ) ss.
COUNTY OF SANTA CLARA       )



On April 27, 1998 before me, the undersigned, a Notary Public in and for said
   --------------
County and State, personally appeared EDWARD P. CORNELL and CAROL S. CORNELL, personally known to me to be the person(s) whose name(s) are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity(ies), and that by their signature on the instrument the person(s), or the entity(ies) upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.



/s/ Bonnie F. Belisle
-----------------------------------------
Signature of Notary Public



                                                  BONNIE F. BELISLE
                                                 Commission # 114998
                                              Notary Public--California
                                                 Santa Clara County
                                            My Comm. Expires Nov 8, 2000


                                       (This area for official notarial seal)




STATE OF CALIFORNIA         )
                            ) ss.
COUNTY OF SANTA CLARA       )



On April 27, 1998 before me, the undersigned, a Notary Public in and for said
   --------------
County and State, personally appeared ROBERT J. GALLAGHER, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.



/s/ Bonnie F. Belisle
-----------------------------------------
Signature of Notary Public



                                                  BONNIE F. BELISLE
                                                 Commission # 114998
                                              Notary Public--California
                                                 Santa Clara County
                                            My Comm. Expires Nov 8, 2000


                                       (This area for official notarial seal)